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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2006


                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                 000-32955                   04-3557612
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
    (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On June 6, 2006 the registrant issued a press release announcing the Bank will be changing its name to RiverBank on June 26, 2006. A copy of the press release is furnished with this Report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release dated June 6, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LSB CORPORATION


DATED: June 7, 2006


By: /s/ GERALD T. MULLIGAN
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    Gerald T. Mulligan
    President and Chief Executive Officer


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                                  EXHIBIT INDEX


        Exhibit No.     Description

           99.1         Press Release dated June 6, 2006